EXHIBIT A - TO MASTER INVESTMENT COMPANY SERVICE AGREEMENT
                            Dated February 1, 2007



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Pioneer America Income Trust
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Pioneer Balanced Fund
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Pioneer Bond Fund
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Pioneer Emerging Markets Fund
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Pioneer Equity Income Fund
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Pioneer Equity Opportunity Fund
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Pioneer Europe Select Equity Fund
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Pioneer Fund
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Pioneer Fundamental Growth Fund
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Pioneer Global High Yield Fund
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Pioneer Growth Shares
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Pioneer High Yield Fund
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Pioneer Ibbotson Asset Allocation Series, a series trust consisting of:
         Pioneer Ibbotson Conservative Allocation Fund
         Pioneer Ibbotson Moderate Allocation Fund
         Pioneer Ibbotson Growth Allocation Fund
         Pioneer Ibbotson Aggressive Allocation Fund
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Pioneer Independence Fund
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Pioneer Interest Shares
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Pioneer International Equity Fund
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Pioneer International Value Fund
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Pioneer Large Cap Growth Fund
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Pioneer Mid Cap Growth Fund
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Pioneer Mid Cap Value Fund
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Pioneer Money Market Trust/Pioneer Cash Reserves Fund
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Pioneer Protected Principal Trust, a series fund consisting of:
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          Pioneer Protected Principal Plus Fund
          Pioneer Protected Principal Plus Fund II
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Pioneer Real Estate Shares
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Pioneer Research Fund
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Pioneer Select Equity Fund
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Pioneer Select Value Fund
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Pioneer Series Trust I, a series trust consisting of:
           Pioneer Oak Ridge Large Cap Growth Fund
           Pioneer Oak Ridge Small Cap Growth Fund
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Pioneer Series Trust II, a series trust consisting of:
             Pioneer AmPac Growth Fund
             Pioneer AMT-Free CA Municipal Bond Fund
             Pioneer AMT-Free Municipal Bond Fund
             Pioneer Growth Leaders Pioneer
             Growth Opportunities Fund
             Pioneer Small & Mid Cap Growth Fund
             Pioneer Tax Free Money Market Fund
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Pioneer Series Trust III, a series trust consisting of:
            Pioneer Cullen Value Fund
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Pioneer    Series Trust IV, a series trust consisting of:
            Pioneer Classic Balanced Fund
            Pioneer Florida Tax Free Income Fund
            Pioneer Focused Equity Fund
            Pioneer Government Income Fund
            Pioneer Institutional Money Market Fund
            Pioneer International Core Equity Fund
            Pioneer Treasury Reserves Fund
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Pioneer Series Trust V, a series trust consisting of:
           Pioneer Global Select Equity Fund
           Pioneer High Income Municipal Fund
           Pioneer Oak Ridge All Cap Growth Fund
           Pioneer Select Research Growth Fund
           Pioneer Select Research Value Fund
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Pioneer Series Trust VI, a series trust consisting of:
           Pioneer Floating Rate Fund
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Pioneer Short Term Income Fund
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Pioneer Small Cap Value Fund
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Pioneer Strategic Income Fund
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Pioneer Tax Free Income Fund
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Pioneer Value Fund
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Pioneer Variable Contracts Trust, consisting of:
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           Pioneer America Income VCT Portfolio
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           Pioneer AmPac Growth VCT Portfolio
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           Pioneer Balanced VCT Portfolio
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           Pioneer Bond VCT Portfolio
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           Pioneer Core Bond VCT Portfolio
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           Pioneer Cullen Value VCT Portfolio
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           Pioneer Emerging Markets VCT Portfolio
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           Pioneer Equity Income VCT Portfolio
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           Pioneer Equity Opportunity VCT Portfolio
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           Pioneer Europe VCT Portfolio
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           Pioneer Fund VCT Portfolio
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           Pioneer Global High Yield VCT Portfolio
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           Pioneer Growth Opportunities VCT Portfolio
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           Pioneer Growth Shares VCT Portfolio
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           Pioneer High Yield VCT Portfolio
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           Pioneer Ibbotson Aggressive Allocation VCT Portfolio
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           Pioneer Ibbotson Growth Allocation VCT Portfolio
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           Pioneer Ibbotson Moderate Allocation VCT Portfolio
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           Pioneer International Value VCT Portfolio
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           Pioneer Mid Cap Value VCT Portfolio
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           Pioneer Money Market VCT Portfolio
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           Pioneer Oak Ridge Large Cap Growth VCT Portfolio
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           Pioneer Small and Mid Cap Growth VCT Portfolio
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           Pioneer Real Estate Shares VCT Portfolio
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           Pioneer Small Cap Value VCT Portfolio
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           Pioneer Strategic Income VCT Portfolio
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           Pioneer Value VCT Portfolio
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                      EACH OF THE FUNDS LISTED ON EXHIBIT A ATTACHED HERETO, AS
                              AMENDED FROM TIME TO TIME


                                              (Severally and not Jointly)


                                              By: /s/ Vincent Nave
                                                  Vincent Nave
                                                  Treasurer


Dated: February 1, 2007